EXHIBIT 23.1



                        Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-18201) pertaining to the 1996 Stock Option Plan of TV Filme, Inc. of our report dated March 31, 1998 with respect to the consolidated financial statements of TV Filme, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1997.






                                   /s/ Ernst & Young
                                   Auditores Independentes, S.C.


Sao Paulo, Brazil
March 31, 1998